                                                                    EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 20, 1995 included in Ponder Industries, Inc.'s Form 10-K for the year ended August 31, 1997 and to all references to our firm included in this registration statement.



                                       /s/ Hairston, Kemp, Sanders & Stich, P.C.


San Antonio, Texas
March 24, 1998





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